UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 7, 2014 (March 7, 2014)

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

4200 Stone Road Kilgore, TX 75662
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (903) 983-6200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement.

On March 7, 2014, Martin Midstream Partners L.P. (the “Partnership”), Martin Midstream GP LLC (the “General Partner”), Martin Operating GP LLC (the “Operating General Partner”) and Martin Operating Partnership L.P. (the “Operating Partnership”) entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Goldman, Sachs & Co. and MLV & Co. LLC (the “Sales Agents”). Pursuant to the Equity Distribution Agreement, the Partnership may sell from time to time through the Sales Agents common units representing limited partner interests (the “Units”) having an aggregate offering price of up to $300 million (the “Offering”). The Units to be sold in the Offering are registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (File No. 333-193715). Sales of the Units, if any, will be made by means of ordinary brokers’ transactions on the NASDAQ Global Select Market at market prices, in block transactions or as otherwise agreed by the Partnership and the Sales Agents. Legal opinions related to the Units are filed as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K.

Under the terms of the Equity Distribution Agreement, the Partnership may also sell Units from time to time to the Sales Agents as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Units to the Sales Agents as principal would be pursuant to the terms of a separate terms agreement between the Partnership, on behalf of itself and the Sales Agents.

The foregoing description is a brief summary of the Equity Distribution Agreement and does not purport to be a complete statement of the parties’ rights and obligations under the Equity Distribution Agreement. The foregoing description is qualified in its entirety by reference to the full text of the Equity Distribution Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
1.1
Equity Distribution Agreement dated as of March 7, 2014, among Martin Midstream Partners L.P., Martin Midstream GP LLC, Martin Operating GP LLC, Martin Operating Partnership L.P., Goldman, Sachs & Co. and MLV & Co. LLC.

5.1	Opinion of Locke Lord LLP as to the legality of the Units.
8.1	Opinion of Locke Lord LLP as to certain tax matters.
23.1	Consent of Locke Lord LLP (included in Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

By:     Martin Midstream GP LLC,
Its General Partner

Date: March 7, 2014                By:     /s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
1.1
Equity Distribution Agreement dated as of March 7, 2014, among Martin Midstream Partners L.P., Martin Midstream GP LLC, Martin Operating GP LLC, Martin Operating Partnership L.P., Goldman, Sachs & Co. and MLV & Co. LLC.

5.1	Opinion of Locke Lord LLP as to the legality of the Units.
8.1	Opinion of Locke Lord LLP as to certain tax matters.
23.1	Consent of Locke Lord LLP (included in Exhibits 5.1 and 8.1).